AMENDMENT NUMBER ONE
TO
EXTERNAL ATTACHMENT
STOCK PURCHASE AND LOAN OPTION AGREEMENT

INTERNAL MEMORANDUM OF AGREEMENT

This Amendment Number One to the Internal Memorandum of Agreement dated May 30, 2005 ("MOA") is entered into this 20th day of June, 2005, by and between MR3 Systems, Inc., a Delaware Corporation ("MR3") and MRD Holdings, Inc., a Delaware Corporation ("MRD"), in connection with the execution and delivery of the Stock Purchase and Loan Option Agreement ("SPLOA") entered into by and between the parties hereto.

MR3 and MRD hereby agree as follows:

1. Section 2.3 of the MOA is hereby deleted in its entirety. The following Sections are to be added to the MOA:

   "3. Upon successful completion of the bench validation and performance analysis of Project B Phase I on or before 60 days from the date MR3 receives the funding for Phase I of Project B under Section 2.2 of this MOA, said date for funding shall be prior to June 25, 2005, MRD agrees to immediately exercise its $4.5M option under Section 2.3 of the SPLOA and concurrently disburse the $4.5M to MR3 either in a lump sum payment or in four equal installments spread out over the four month period commencing with the date of exercise."

   "4. MR3 and MRD agree that the grant of exclusive territorial rights to the Company Technology set forth in both Section 2.5 of the SPLOA and Section 2 of the Strategic Partnership Agreement ("SPA") is defined as a grant from MR3 to MRD of a) Company Technology for MRD to fund, develop, and implement in the territorial Areas of Jurisdiction, and b) the Exclusive Right of First Refusal for MRD or its designate to fund and finance projects located in the territorial Areas of Jurisdiction introduced by third parties to MR3. Should MRD or its designate elect to provide such funding and financing, MR3 will be compensated in the manner and method set forth in Sections 4 and 5 of the SPA. Should MRD or its designate decline to exercise its right of first refusal, MR3 shall be free to pursue that project on its own terms, with no compensation to MRD provided that the project pursued by MR3 on its own initiatives, resources or business contacts will not contradict, be adverse, and in conflict with the overall business plans, and project activities of MRD. MRD shall have 30 days from receipt of written notice from MR3 to accept or decline its Right of First Refusal."

   "5. After exercise of the Option granted under Section 2.3 of the SPLOA, MR3 Board of Directors will not refuse to allow MR3 to pursue projects outside of North America that are deemed technically sound, politically neutral or positive, and economically justified and consistent with the preceding paragraph. In the event that MRD or its designate declines to fund the projects outside of North America, MR3 is authorized to seek funding from third parties and free to negotiate the best transaction

structure between the project proponents and MR3. MR3, if cash positive, may also use its own assets to finance the projects."

"6. The reference to 'the United States of America' in Section 1.4 of the SPA and in Exhibit B of the SPA is deleted and changed to 'North America'."

"7. The definition of 'Areas of Jurisdiction' in Section 2.5 of the SPLOA, in Section 1.3 of the SPA, and in Exhibit B of the SPA is expanded to include all of Europe."

"8. All other terms and conditions of the MOA and the SPLOA are to remain in full force and effect."

IN WITNESS WHEREOF, the parties hereto have caused this binding Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

MR3 SYSTEMS, INC., a Delaware corporation

By: William C. Tao, PhD.
Its: Chief Executive Officer

MRD HOLDINGS INC., a Delaware corporation

By: Charles K. C. Chan
Its: Managing Director

AMENDMENT NUMBER ONE

TO

EXTERNAL ATTACHMENT

STOCK PURCHASE AND LOAN OPTION AGREEMENT

INTERNAL MEMORANDUM OF AGREEMENT

This Amendment Number One to the Internal Memorandum of Agreement dated May 30, 2005 ("MOA") is entered into this 20th day of June, 2005, by and between MR3 Systems, Inc., a Delaware Corporation ("MR3") and MRD Holdings, Inc., a Delaware Corporation ("MRD"), in connection with the execution and delivery of the Stock Purchase and Loan Option Agreement ("SPLOA") entered into by and between the parties hereto.

MR3 and MRD hereby agree as follows:

1. Section 2.3 of the MOA is hereby deleted in its entirety. The following Sections are to be added to the MOA:

"3. Upon successful completion of the bench validation and performance analysis of Project B Phase I on or before 60 days from the date MR3 receives the funding for Phase I of Project B under Section 2.2 of this MOA, said date for funding shall be prior to June 25, 2005, MRD agrees to immediately exercise its $4.5M option under Section 2.3 of the SPLOA and concurrently disburse the $4.5M to MR3 either in a lump sum payment or in four equal installments spread out over the four month period commencing with the date of exercise."

"4. "MR3 and MRD agree that the grant of exclusive territorial rights to the Company Technology set forth in both Section 2.5 of the SPLOA and Section 2 of the Strategic Partnership Agreement ("SPA") is defined as a grant from MR3 to MRD of a) Company Technology for MRD to fund, develop, and implement in the territorial Areas of Jurisdiction, and b) the Exclusive Right of First Refusal for MRD or its designate to fund and finance projects located in the territorial Areas of Jurisdiction introduced by third parties to MR3. Should MRD or its designate elect to provide such funding and financing, MR3 will be compensated in the manner and method set forth in Sections 4 and 5 of the SPA. Should MRD or its designate decline to exercise its right of first refusal, MR3 shall be free to pursue that project on its own terms, with no compensation to MRD provided that the project pursued by MR3 on its own initiatives, resources or business contacts will not contradict, be adverse, and in conflict with the overall business plans, and project activities of MRD. MRD shall have 30 days from receipt of written notice from MR3 to accept or decline its Right of First Refusal."

"5. "After exercise of the Option granted under Section 2.3 of the SPLOA, MR3 Board of Directors will not refuse to allow MR3 to pursue projects outside of North America that are deemed technically sound, politically neutral or positive, and economically justified and consistent with the preceding paragraph. In the event that MRD or its designate declines to fund the projects outside of North America, MR3 is authorized to seek funding from third parties and free to negotiate the best transaction

structure between the project proponents and MR3. MR3, if cash positive, may also use its own assets to finance the projects."

"6. "The reference to 'the United States of America' in Section 1.4 of the SPA and in Exhibit B of the SPA is deleted and changed to 'North America'."

"7. "The definition of 'Areas of Jurisdiction' in Section 2.5 of the SPLOA, in Section 1.3 of the SPA, and in Exhibit B of the SPA is expanded to include all of Europe."

"8. All other terms and conditions of the MOA and the SPLOA are to remain in full force and effect."

IN WITNESS WHEREOF, the parties hereto have caused this binding Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

MR3 SYSTEMS, INC., a Delaware corporation

____

By: William C. Tao, PhD,

Its: Chief Executive Officer

MRD HOLDINGS INC., a Delaware corporation

____

By: Charles K. C. Chan

Its: Managing Director